UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2022

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ARLP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 14, 2022, Alliance Resource Partners, L.P. (the "Partnership") announced that Megan J. Cordle, age 49, has been named the Vice President, Controller, and Chief Accounting Officer of the Partnership.  Mrs. Cordle succeeds Robert J. Fouch effective with his retirement on March 1, 2022.  Since joining the Partnership in October 1999, Mrs. Cordle has held several positions of increasing responsibility, most recently serving as Vice President and Assistant Controller.  In her new role, Mrs. Cordle assumes responsibility for the Partnership’s accounting, tax and financial reporting functions.  Prior to joining the Partnership, Mrs. Cordle held the position of Audit Manager with Deloitte & Touche LLP in Tulsa.  Mrs. Cordle is a Certified Public Accountant and holds a Bachelor of Science in Accounting from the University of Tulsa.

There are no arrangements or understandings between Mrs. Cordle and any other person in connection with her appointment as an officer of the Partnership.  Mrs. Cordle is not related to any officer or director of the Partnership, and there are no transactions or relationships between Mrs. Cordle and the Partnerhsip and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

The Partnership is also announcing that Senior Vice President and Chief Financial Officer Brian L. Cantrell will retire from the Parternship sometime during the first quarter of 2023.  Mr. Cantrell’s planned retirement is part of an orderly succession plan, and the Partnership has initiated steps to identify a new chief financial officer and expects to do so during 2022.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Alliance Resource Partners, L.P. press release dated February 14, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Chairman

Date: February 18, 2022

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